UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   March 21, 2005

GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in its Charter)
Delaware	1-1185	41-0274440

(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)
Number One General Mills Boulevard
Minneapolis, Minnesota		55426
(Mail: P.O. Box 1113)		(Mail: 55440)

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (763) 764-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On March 22, 2005, General Mills, Inc. issued a press release reporting financial results for its third quarter ended February 27, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 8.01   Other Events.

On March 21, 2005, General Mills, Inc. announced that it had reached an agreement to sell its Lloyd’s barbeque business to the Hormel Foods Corporation. A copy of a press release dated March 21, 2005 related to the transaction is filed with this Current Report as Exhibit 99.2.

Item 9.01   Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1 Press Release of General Mills, Inc. dated March 22, 2005.
Exhibit 99.2 Press Release of General Mills, Inc. dated March 21, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2005	GENERAL MILLS, INC.
	By:	/s/ James A. Lawrence

		Name:	James A. Lawrence
		Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of General Mills, Inc. dated March 22, 2005.
99.2	Press release of General Mills, Inc. dated March 21, 2005.